                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2))

|_|   Definitive Information Statement

                             DOMAIN REGISTRATION, CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ______________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

      (5) Total fee paid:

          ______________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee as paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ______________________________________________________________________

      (2) Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

      (3) Filing Party:

          ______________________________________________________________________

      (4) Date Filed:

          ______________________________________________________________________

                           DOMAIN REGISTRATION, CORP.

                      P.O. Box 031-088, Shennan Zhong Road,
                        Shenzhen City, P.R. China 518031

                              INFORMATION STATEMENT
                           (Dated January ____, 2009)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THE "ACTIONS", DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF
THE SHAREHOLDERS WHO OWN A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF
CARLATERAL, INC. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

                                     GENERAL

      This Information Statement is being furnished on or about the date first set forth above to holders of record as of the close of business on December 19,
2008 (the "Record Date") of the common stock, par value $.001 per share ("Common
Stock"), of DOMAIN REGISTRATION, CORP., a Nevada corporation ("we" or the
"Company"), in connection with the following (the "Action"):

      Amending our Articles of Incorporation to change the name of the Company from Domain Registration, Corp. to BioPharm Asia, Inc.;

      Our board of directors has unanimously approved, and stockholders holding an aggregate of 3,960,000 shares, representing approximately 52.80% of the
7,500,000 shares of our Common Stock issued and outstanding as of the Record
Date, have consented in writing to, the Action. Such approval and consent are sufficient under Section 78.320 of the Nevada Revised Statutes and our bylaws to approve the Actions. The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Action is authorized by Section 78.320, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. Accordingly, no proxy of our stockholders will be solicited for a vote on the Actions and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly
Regulation 14C.

      Our Company address is P.O. Box 031-088, Shennan Zhong Road,Shenzhen City,
P.R. China 518031.

                            1. CORPORATE NAME CHANGE

      Effective upon us filing a Certificate of Amendment to the Articles of
Incorporation with the Secretary of State of Nevada on the 21st day after the mailing of this Information Statement to all of the holders of record of our
Common Stock at the Record Date (the "Effective Date"), we intend to change our
Company's name from "Domain Registration, Corp." to "BioPharm Asia, Inc."

                      2. AMENDED ARTICLES OF INCORPORATION

      The Company intends to file with the Secretary of State of Nevada a
Certificate of Amendment of Articles of Incorporation, in the form attached hereto as Exhibit A, on or about the Effective Date. The Certificate of
Amendment will provide for our corporate name change to "BioPharm Asia, Inc ."
all as approved by the consent of the majority of our stockholders as of the
Record Date.

Change in Control

      As previously disclosed by us in our Current Report on Form 8-K filed on
November 8, 2007, Max Time Enterprise Limited purchased an aggregate of
1,000,000 shares of our Common Stock at November 7, 2007 from Amy Hadley, Stuart
Curtis Nilson and Felicia May Nilson, our largest stockholder and only director and officer at that time, which purchased shares represented 13.34% of the shares then issued and outstanding, resulting in a change in the controlling interest of our Company. The source of the funds with which the shares were purchased was working capital.

January __, 2009                         By order of the Board of Directors,

                                         Hui Ping Cheng, Director

                                                                       Exhibit A

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Domain Registration, Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article FIRST is amended in its entirety to read as follows:

"Article FIRST: The name of the Corporation is BioPharm Asia, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: more than a majority

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 7-1-08